Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nigel Hunton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended September 28, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

Date: November 12, 2024

/s/ NIGEL HUNTON
Nigel Hunton
President, Chief Executive Officer and Director

I, Cameron McAulay, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended September 28, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

Date: November 12, 2024

/s/ CAMERON MCAULAY
Cameron McAulay
Chief Financial Officer, Secretary and Treasurer

A signed original of this written statement required by Section 906 has been provided to Intevac, Inc. and will be retained by Intevac, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the report to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Intevac, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Report), irrespective of any general incorporation language contained in such filing.